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                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant under Section 240.14a-12

                                 --------------

                               INKTOMI CORPORATION
                (Name of Registrant as Specified In Its Charter)

                                 --------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       1)   Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------
       2)   Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

       4)   Proposed maximum aggregate value of transaction:

            --------------------------------------------------------------------
       5)   Total fee paid:

            --------------------------------------------------------------------

[ ]    Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)   Amount Previously Paid:

            --------------------------------------------------------------------
       2)   Form, Schedule or Registration Statement No.:

            --------------------------------------------------------------------
       3)   Filing Party:

            --------------------------------------------------------------------
       4)   Date Filed:

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================================================================================

                           [INKTOMI CORPORATION LOGO]


                               INKTOMI CORPORATION


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MARCH 20, 2002


TO THE STOCKHOLDERS:

       NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Inktomi Corporation, a Delaware corporation, will be held on Wednesday, March 20, 2002 at 9:00 a.m., local time, at the San Mateo Marriott Hotel, 1770 South Amphlett Blvd, San Mateo, California, 94402, for the following purposes:

       1. To elect directors to serve for the ensuing year and until their successors are elected;

       2. To amend Inktomi's 1998 Employee Stock Purchase Plan to increase the number of shares available for annual issuance by an aggregate of 800,000 shares to 2,000,000 shares;

       3. To ratify the selection of PricewaterhouseCoopers LLP as the independent auditors of Inktomi for the fiscal year ending September 30, 2002; and

       4. To transact such other business as may properly come before the meeting or any adjournment thereof.

       The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

       Only stockholders of record at the close of business on January 23, 2002 are entitled to notice of and to vote at this meeting.

       All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to sign and return the enclosed proxy card as promptly as possible in the enclosed self-addressed envelope, or vote electronically through the internet or by telephone. Any stockholder attending the meeting may vote in person even if he or she returned a proxy. However, if a stockholder's shares are held of record by a broker, bank or other nominee and the stockholder wishes to vote at the meeting, the stockholder must obtain from the record holder a proxy issued in his or her name.



                                      BY ORDER OF THE BOARD OF DIRECTORS


                                      /s/ TIM STEVENS
                                      ------------------------------------------
                                      Tim Stevens
                                      Senior Vice President of Business Affairs,
                                      General Counsel and Assistant Secretary

Foster City, California

February 5, 2002

                               INKTOMI CORPORATION
                              4100 E. THIRD AVENUE
                          FOSTER CITY, CALIFORNIA 94404


                                 --------------


                                 PROXY STATEMENT
                       2002 ANNUAL MEETING OF STOCKHOLDERS

                                 --------------


       The enclosed Proxy is solicited on behalf of the Board of Directors of Inktomi Corporation, a Delaware corporation, for use at the Annual Meeting of Stockholders to be held on Wednesday, March 20, 2002 at 9:00 a.m., local time, at the San Mateo Marriott Hotel, 1770 South Amphlett Blvd, San Mateo, California, 94402, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. Inktomi's principal executive offices are located at 4100 E. Third Avenue, Foster City, California, 94404. Inktomi's telephone number at that location is
(650) 653-2800.


       Inktomi intends to mail this proxy statement and accompanying proxy card on or about February 8, 2002 to all stockholders entitled to vote at the meeting.


                 INFORMATION CONCERNING SOLICITATION AND VOTING

RECORD DATE AND SHARE OWNERSHIP

       Only stockholders of record at the close of business on January 23, 2002 are entitled to notice of and to vote at the Annual Meeting. At the record date, 143,449,520 shares of Inktomi's Common Stock were issued and outstanding and held of record by approximately 1,304 stockholders.

REVOCABILITY OF PROXIES

       Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to Inktomi (attention:
Tim Stevens, Senior Vice President of Business Affairs, General Counsel and Assistant Secretary) a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting of stockholders and voting in person.

VOTING

       When proxies are properly dated, executed and returned, the shares of Inktomi Common Stock they represent will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares represented by the proxies will be voted as follows:

           - "FOR" the election of the nominees for directors set forth herein;

           - "FOR" the amendment of Inktomi's 1998 Employee Stock Purchase Plan to increase the number of shares available for annual issuance by an aggregate of 800,000 shares to 2,000,000 shares; and

           - "FOR" the ratification of appointment of PricewaterhouseCoopers LLP as the independent auditors of Inktomi for the fiscal year ending September 30, 2002.

         In addition, if other matters come before the Annual Meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters.

         Each share of Common Stock outstanding on the record date of January 23, 2002 will be entitled to one vote. The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the record date. For purposes of determining the presence of a quorum, abstentions and broker non-votes will be counted by Inktomi as present at the meeting. Abstentions will also be counted by Inktomi in determining the total number of votes cast with respect to a proposal other than the election of directors. Broker non-votes will not be counted in determining the number of votes cast with respect to a proposal. All votes will be tabulated by the inspector of elections appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

VOTING ELECTRONICALLY VIA THE INTERNET OR BY TELEPHONE

       Stockholders whose shares are registered directly with Wells Fargo may vote either via the Internet or by calling Wells Fargo. Specific instructions for voting via Internet or by telephone are set forth on the enclosed proxy card. The Internet and telephone voting procedures are designed to authenticate the stockholder's identity and to allow stockholders to vote their shares and confirm that their instructions have been properly recorded.

       If your shares are registered in the name of a bank or brokerage, you may be eligible to vote your shares electronically via the Internet or by telephone. A large number of banks and brokerage firms are participating in the ADP Investor Communication Services online program. This program provides eligible stockholders who receive a paper copy of the Annual Report and Proxy Statement the opportunity to vote via the Internet or by telephone. If your bank or brokerage firm is participating in ADP's program, your voting form will provide instructions. If your voting form does not reference Internet or telephone information, please complete and return the paper proxy card in the self-addressed, postage paid envelope provided.

SOLICITATION OF PROXIES

       The cost of soliciting proxies will be borne by Inktomi. Proxies may be solicited by certain of Inktomi's directors, officers and regular employees, without additional compensation, in person or by telephone, email or facsimile. In addition, Inktomi may retain the services of one or more firms to assist in the solicitation of proxies, for an estimated fee of $6,000 plus reimbursement of expenses. In addition, Inktomi may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

       The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of January 7, 2002 of (i) each person known to Inktomi to beneficially own more than 5% of the Common Stock,
(ii) each current director and each director nominee of Inktomi, (iii) each executive officer and each former executive of Inktomi for whom information is given in the Summary Compensation Table in this Proxy Statement, and (iv) all current directors, director nominees, and current and former executive officers of Inktomi for whom information is given in the Summary Compensation Table in this Proxy Statement as a group.


                                                                                        COMMON STOCK
                                                                             ---------------------------------
                                                                             NUMBER OF SHARES
                                                                               BENEFICIALLY         PERCENT OF
NAME OF BENEFICIAL OWNER                                                          HELD(1)             CLASS
------------------------                                                     ----------------       ----------
Eric A. Brewer(2).........................................................       4,483,667             3.1
David C. Peterschmidt(3)..................................................       4,332,368             2.9
Frank C. Gill(4)..........................................................         253,600               *
Fredric W. Harman(5)......................................................         176,850               *
Greg Myers................................................................              --               *
Alan F. Shugart(6)........................................................         170,000               *
Timothy J. Burch(7).......................................................         350,151               *
Edward A. Hally (8).......................................................         642,944               *
Jerry M. Kennelly(9)......................................................       1,447,102               *
Timothy J. Stevens(10)....................................................         641,098               *
Kirk Bowman(11)...........................................................              --               *
Richard B. Pierce(12).....................................................         830,504               *
All directors and executive officers as a group (13 persons)(13)..........      14,028,284             9.2


--------------

  *    Less than one percent of the outstanding Common Stock.

  1. This table is based on information supplied by executive officers, directors and principal stockholders of Inktomi and on any Schedules 13D or 13G filed with the Securities and Exchange Commission. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options or warrants held by that person that are currently exercisable or will become exercisable within 60 days after January 7, 2002 are deemed outstanding, while such shares are not deemed outstanding for purposes of computing percentage ownership of any other person. Percentage of beneficial ownership is based on 143,422,291 shares of Common Stock outstanding as of January 7, 2002. Unless otherwise indicated in the footnotes below, the persons and entities named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

  (2) Includes 3,256,931 shares held by Dr. Brewer. Also includes Dr. Brewer's pro rata interest in a warrant held by Inktomi LLC, which his pro rata interest equals 701,736 shares. All such shares and warrants are fully vested and are not subject to repurchase by Inktomi. Also includes options held by Dr. Brewer to purchase 525,000 shares of Common Stock. The options are fully exercisable although as of January 7, 2002, 379,333 shares issuable upon exercise of the options were subject to a right of repurchase at cost in the event Dr. Brewer ceases to be an employee of Inktomi.

  (3) Includes 215,178 shares held by David C. Peterschmidt and Roxanne N. Peterschmidt, Trustees of the Peterschmidt Family Trust U/D/T Dtd 12/30/91, and 16,390 shares held by Mr. Peterschmidt. Also includes options held by Mr. Peterschmidt to purchase 4,100,800 shares of Common Stock. The options are fully exercisable although as of January 7, 2002, 1,754,119 shares issuable upon exercise of the options were subject to a right of repurchase at cost in the event Mr. Peterschmidt ceases to be an employee of Inktomi.

  (4) Consists of options held by Mr. Gill to purchase 253,600 shares of Common Stock. The options are fully exercisable although as of January 7, 2002, 69,130 shares issuable upon exercise of the options were subject to a right of repurchase at cost in the event Mr. Gill ceases to be a director of Inktomi.

  (5) Mr. Harman shall serve on the Board of Directors until the conclusion of his term on the date on the 2002 Annual Meeting. Mr. Harman is not seeking re-election at the Annual Meeting. Includes 18,730 shares held by Oak Investment Partners VII, LP and 470 shares held by Oak VII Affiliates Fund, LP. Mr. Harman is a managing member of Oak Associates VII, LLC, the General Partner of Oak Investment Partners VII, LP and Mr. Harman is a managing member of Oak VII Affiliates, LLC, the General Partner of Oak VII Affiliates Fund, LP. Mr. Harman is a director of Inktomi. He disclaims beneficial ownership of the shares held by the Oak Partners entities except to the extent of his proportionate partnership interest therein. Also includes options held by Mr. Harman to purchase 100,800 shares of Common Stock. The options are fully exercisable although as of January 7, 2002, 66,200 shares issuable upon exercise of the options were subject to a right of repurchase at cost in the event Mr. Harman ceases to be a director of Inktomi.

  (6) Includes 50,000 shares held by Mr. Shugart. Also includes options held by Mr. Shugart to purchase 120,000 shares of Common Stock. The options are fully exercisable although as of January 7, 2002, 60,200 of the shares issuable upon exercise of the options were subject to a right of repurchase by Inktomi at cost in the event Mr. Shugart ceases to be a director of Inktomi.

  (7) Includes 151 shares held by Mr. Burch. Also includes options held by Mr. Burch to purchase 350,000 shares of Common Stock. The options are fully exercisable although as of January 7, 2002, 253,511 of the shares issuable upon exercise of the options were subject to a right of repurchase by Inktomi at cost in the event Mr. Burch ceases to be an employee of Inktomi.

  (8) Includes 2,944 shares held by Mr. Hally. Also includes options held by Mr. Hally to purchase 640,000 shares of Common Stock. The options are fully exercisable although as of January 7, 2002, 550,000 of the shares issuable upon exercise of the options were subject to a right of repurchase by Inktomi at cost in the event Mr. Hally ceases to be an employee of Inktomi.

  (9) Includes 23,336 shares held by Kennelly Partners, LP, a limited partnership of which Jerry Kennelly and Janis Kennelly are the sole general partners and of which Mr. Kennelly's sons are the sole limited partners. Also includes 398,222 shares held by Jerry Kennelly and Janis Kennelly, Trustees of the Kennelly Family Trust U/D/T Dtd 1/3/01 and 5,544 shares held by Mr. Kennelly. Also includes options held by Mr. Kennelly to purchase 1,020,000 shares of Common Stock. The options are fully exercisable although as of January 7, 2002, 674,667 shares issuable upon exercise of the options were subject to a right of repurchase at cost in the event Mr. Kennelly ceases to be an employee of Inktomi.

  (10) Includes 131,098 shares held by Mr. Stevens. Also includes options held by Mr. Stevens to purchase 510,000 shares of Common Stock. The options are fully exercisable although as of January 7, 2002, 341,869 shares issuable upon exercise of the options were subject to a right of repurchase at cost in the event Mr. Stevens ceases to be an employee of Inktomi.

  (11) Mr. Bowman terminated employment with the Company on June 30, 2001.

 (12) Includes 354,504 shares held by certain family trusts and partnerships controlled by Mr. Pierce and/or his wife, including trusts for minor children. Includes options to purchase 476,000 shares of Common Stock. The options are fully exercisable although as of January 7, 2002, 459,333 shares issuable upon exercise of the options were subject to a right of repurchase at cost in the event Mr. Pierce ceases to be a consultant of Inktomi.

  (13) Includes 701,736 shares issuable upon exercise of warrants and options to purchase 8,796,200 shares, which warrants and options are fully exercisable as of January 7, 2002.


                                 PROPOSAL NO. 1:
                              ELECTION OF DIRECTORS

GENERAL


       The Bylaws of Inktomi provide that the authorized number of directors shall be fixed by resolution of the Board of Directors. The authorized number of directors is currently fixed at five. Frederic W. Harman, who is currently a member of the Board of Directors, is not seeking re-election and his term will end the date of the 2002 Annual Meeting. The Board of Directors has nominated Greg Myers to fill the position being vacated by Frederic W. Harman. The Nominating Committee, along with the full Board of Directors, has been actively recruiting additional qualified individuals to serve as members of the Board of Directors. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named below. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. If stockholders properly nominate persons other than Inktomi's nominees for election as directors, the proxy holders will vote all proxies received by them to assure the election of as many of Inktomi's nominees as possible, with the proxy holder making any required selection of specific nominees to be voted for. The term of office of each person elected as a director will continue until the next annual meeting of stockholders or until his earlier death, resignation or removal. There is no family relationship between any director and any other director or executive officer of Inktomi.

       Certain information regarding the nominees is set forth below:


                                                                                                       DIRECTOR
NAME OF NOMINEE                        AGE                     PRINCIPAL OCCUPATION                      SINCE
---------------                        ---                     --------------------                    --------
David C. Peterschmidt................   54    Chairman of the Board, President and Chief Executive       1996
                                                 Officer of Inktomi
Dr. Eric A. Brewer...................   35    Chief Scientist of Inktomi and Professor in the            1996
                                                 Computer Sciences Division at U.C. Berkeley
Frank C. Gill........................   58    Retired Executive Vice President of Intel Corporation      1998

Greg Myers...........................   51    Senior Vice President and Chief Financial Officer of        N/A
                                                 Symantec Corporation
Alan F. Shugart......................   71    Chief Executive Officer of Al Shugart International        1997


       David C. Peterschmidt has served as President, Chief Executive Officer and a director of Inktomi since July 1996. He was appointed Chairman of the Board in December 1997. From 1991 until joining Inktomi, he served as Chief Operating Officer and Executive Vice President of Sybase, Inc., a database company. From 1988 to 1991, Mr. Peterschmidt was a consultant with The Kappa Group, a management consulting firm, where he provided senior level sales and marketing training to a variety of companies. He currently serves as a director of Portal Software, Inc. and one other privately held company. Mr. Peterschmidt holds a Bachelor of Arts degree in Political Science from the University of Missouri and a Masters of Business Administration from Chapman College.

       Dr. Eric A. Brewer has served as a director of Inktomi since its inception in February 1996. From February 1996 to December 1997, Dr. Brewer was Chief Technology Officer of Inktomi and was appointed Chief Scientist in December 1997. From May 1996 to July 1996, he served as interim President and Chief Executive Officer of Inktomi. Dr. Brewer has been a professor in the Computer Science Division at the University of California, Berkeley since July 1994. Dr. Brewer served as a research assistant at the Massachusetts Institute of Technology from September 1989 to August 1994. Dr. Brewer is also a director of a privately-held company. Dr. Brewer holds a Bachelor of Science degree in Computer Science from the University of California, Berkeley and a doctorate degree in Computer Science from the Massachusetts Institute of Technology.

       Frank C. Gill joined Inktomi as a director in December 1998. Mr. Gill is a 23-year veteran of Intel Corporation where he held a variety of positions in sales and marketing, product development, and manufacturing operations. At the time of his retirement in June 1998, he was Executive Vice President of Intel. In addition to serving as a director of Inktomi, Mr. Gill is a director of McAfee.com Corp, Tektronix, Inc., ITXC Corp., Logitech International S.A. and Pixelworks, Inc. Mr. Gill holds a Bachelor of Science degree in Electrical Engineering from the University of California at Davis.


       Greg Myers currently serves as Senior Vice President of Finance and Chief Financial Officer of Symantec Corporation where he is responsible for worldwide finance, information technology and worldwide logistics and facilities functions. Mr. Myers has served in a variety of finance positions at Symantec Corporation since 1993. Before joining Symantec in 1993, Mr. Myers was with Novell Corporation for five years as their director of financial planning and analysis. Prior to Novell, Mr. Myers held various financial management positions for a number of companies within Silicon Valley since 1975. Mr. Myers holds an undergraduate degree from Cal-State University, Hayward and holds a Masters in Business Administration from Santa Clara University.


       Alan F. Shugart joined Inktomi as a director in December 1997. Mr. Shugart has been President, Chairman and Chief Executive Officer of Al Shugart International since September 1998. From 1979 to 1998, Mr. Shugart was Chief Executive Officer of Seagate Technology, Inc., a manufacturer of hard disk drives and related components. From 1979 until September 1991 and from October 1992 to September 1998, Mr. Shugart also served as Chairman of the Board of Seagate. He held the position of President of Seagate from September 1991 until September 1997 and Chief Operating Officer of Seagate from September 1991 until March 1995. Mr. Shugart is currently a Director of Valence Technology, Inc., SanDisk Corporation, Cypress Semiconductor Corp and several privately held companies.


BOARD MEETINGS AND COMMITTEES


       The Board of Directors held four regular meetings and eight special meetings during the fiscal year ended September 30, 2001, and acted twice by unanimous written consent. The Board of Directors has an Audit Committee, an Employee Stock Option Committee, a Compensation Committee and a Nominating Committee. From time to time, the Board has created various ad hoc committees for special purposes. No such committee is currently functioning.


       The Audit Committee currently consists of directors Gill, Harman and Shugart. Mr. Harman's position on this committee will end on the date of the Annual Meeting. The Audit Committee held four meetings during the last fiscal year. The Audit Committee reviews the internal accounting procedures of Inktomi and consults with and reviews the services provided by Inktomi's independent accountants. Each of the Audit Committee members is independent as that term is defined in Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. The Board of Directors has adopted a written charter for the Audit Committee.



       The Compensation Committee currently consists of directors Gill, Harman and Shugart. Mr. Harman's position on this committee will end on the date of the Annual Meeting. The Compensation Committee held one formal meeting during the last fiscal year and informally discussed compensation matters individually and as a group on several occasions. The Compensation Committee reviews and recommends to the Board of Directors the compensation and benefits of all officers of Inktomi and establishes and reviews general policies relating to compensation and benefits of employees of Inktomi.



       The Employee Stock Option Committee currently consists of one director, David Peterschmidt. The Employee Stock Option Committee did not meet as a formal committee during the fiscal year and acted fifty times by unanimous written consent. The Employee Stock Option Committee has the authority to approve regular new hire and merit stock option grants to employees and consultants under Inktomi's stock option programs, other than to executive officers. All other stock option grants must be approved by the full Board of Directors.



       The Nominating Committee currently consists of directors Harman and Peterschmidt. Mr. Harman's position on this committee will end on the date of the Annual Meeting. The Nominating Committee is responsible for establishing general qualification guidelines applicable to nominees to the Board of Directors, and for identifying, interviewing and recommending persons meeting such guidelines to serve as members of the Board of Directors. For the past several months the members of the Nominating Committee, in consultation with the full Board of Directors, have been actively engaged in searching for qualified individuals to serve as members of the Board of Directors. The Nominating Committee expects to continue these efforts through fiscal year 2002. The Nominating Committee will consider nominees proposed by the stockholders. Any stockholder who wishes to recommend a prospective nominee for the Board of Directors for the Nominating Committee's consideration may do so by giving the candidate's name and qualifications in writing to the Secretary of Inktomi, M/S FC 2-6, 4100 E. Third Avenue, Foster City, California, 94404.


       During fiscal 2001, each director attended 75% or more of the meetings of the Board of Directors and of the committees of the Board on which the director served during the period for which he was director or committee member, respectively.

DIRECTOR COMPENSATION

       Directors do not currently receive any cash compensation from Inktomi for their service as members of the Board of Directors, although they are reimbursed for expenses in connection with attendance at Board and Committee meetings. Under Inktomi's 1998 Stock Plan, nonemployee directors are eligible to receive stock option grants at the discretion of the Board of Directors or other administrators of the plan. In September 2001, the Board of Directors granted options to purchase 35,000 shares of Common Stock at $2.25 per share to each of Frank C. Gill, Fredric W. Harman, and Alan F. Shugart in connection with their continued service as members of the Board of Directors. The shares under these options vest on a monthly basis over 50 months, subject to continued service as a member of the Board of Directors. In February 2001, Messrs. Gill, Harman and Shugart agreed to surrender and cancel a total of 268,800 shares in the Stock Option Exchange Program described below. In return, in August 2001, Mr. Gill received two option grants for a total of 218,600 shares at $4.21 per share, Mr. Harman received one option grant for 25,000 shares at $4.21 per share and Mr. Shugart received one option grant for 25,000 shares at $4.21 per share. Except for the options granted in the Stock Option Exchange Program and in September 2001, no other options were granted to directors during fiscal 2001.

VOTE REQUIRED

       Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote.

RECOMMENDATION OF THE BOARD

       THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE.


                                 PROPOSAL NO. 2
                 APPROVAL OF INCREASE OF SHARES OF COMMON STOCK
                   UNDER THE 1998 EMPLOYEE STOCK PURCHASE PLAN

         We are asking Inktomi's stockholders to approve an amendment to the 1998 Employee Stock Purchase Plan that will increase the number of shares of Common Stock authorized for issuance under the Plan by 800,000 shares in 2002 and up to 800,000 additional shares (or a lesser amount determined by the Board) on each anniversary date of the Plan through 2008 effective and contingent upon receipt of stockholder approval. Following approval of this amendment, the maximum aggregate number of shares reserved for future annual issuance under the Plan shall not exceed 2,000,000 shares. The Board of Directors approved this amendment in January 2002.

         We believe this amendment to increase the number of shares of Common Stock authorized for issuance under the Plan is necessary to ensure that a sufficient reserve of Common Stock is available under the Plan. We also believes that operation of the Plan is important in attracting and retaining employees in a competitive labor market, which is essential to our long-term growth and success.

         The essential features of the Plan as amended are summarized below. This summary does not purport to be a complete description of all the provisions of the Plan. Any stockholder of Inktomi who wishes to obtain a copy of the actual Plan document may do so upon written request to the Secretary at Inktomi's principal executive offices.

GENERAL

         The Plan is intended to qualify under Section 423 of the Internal Revenue Code. It is not a tax-qualified, deferred compensation plan under
Section 401(a) of the Code, nor is it subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA). The purpose of the Plan is to provide employees (including officers and employee directors) of Inktomi with an opportunity to purchase Common Stock of Inktomi at a discount to market price through payroll deductions.

ADMINISTRATION

         The Plan is administered by the Board of Directors of Inktomi or a committee appointed by the Board. All questions of interpretation or application of the Plan are determined by the Board of Directors or its appointed committee, and its decisions are final, conclusive and binding upon all participants.

ELIGIBILITY AND PARTICIPATION

         Employees (including officers and employee directors) who are customarily employed for at least 20 hours per week and more than 5 months per calendar year with Inktomi and designated subsidiaries of Inktomi are eligible to participate in the Plan, subject to certain limitations imposed by the Internal Revenue Code and certain other limitations set forth in the Plan. Eligible employees become participants in the Plan by filing with the stock administration department of Inktomi a subscription agreement authorizing payroll deductions prior to the applicable offering date, unless the administrator sets a later time for filing the subscription agreement. A participant's subscription agreement continues to be effective for each consecutive offering period until the participant withdraws from the Plan or ceases to be eligible to participate in the Plan.

         As of December 31, 2001, approximately 700 employees, including 7 executive officers, were eligible to participate in the Plan. Members of Inktomi's Board of Directors who are not employees and other non-employees such as consultants are not eligible to participate. The actual benefits, if any, to participants in the Plan are not determinable prior to the purchase of shares thereunder as the value, if any, of such shares to their holders is represented by the difference between the market price of a share of Inktomi's Common Stock on the date of the purchase and the purchase price of the shares, as described below.

OFFERING PERIODS; PURCHASE PRICE

         To date, the Plan has been implemented by a series of consecutive offering periods of twenty-four months commencing on May 1 and November 1 of each year. Payroll deductions accumulate during six month periods and are applied at the end of the purchase period to purchase shares of Common Stock. The price at which shares are purchased is equal to 85% of the lesser of the fair market value (the closing price on Nasdaq for the applicable day) of the Common Stock on the first day of the offering period or the fair market value on the purchase date (the last day of the purchase period).

LIMITATIONS ON PARTICIPATION

         Employees are permitted to have up to 15% of their compensation accumulated and applied toward purchases of shares under the Plan. The administrator may change this participation rate at any time before the beginning of an offering period. An employee may not participate in the Plan if, immediately after he or she joined, he or she (or any other person whose stock would be attributed to such employee under stock attribution rules of the Internal Revenue Code) would own stock and/or hold rights to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of Inktomi or of any subsidiary of Inktomi. The Plan also limits an employee's rights to purchase stock under all employee stock purchase plans (those subject to Section 423 of the Code) of Inktomi and its subsidiaries so that such rights may accrue at a rate that does not exceed $25,000 of fair market value of such stock (determined at the time the employee begins participating in the offering period) for each calendar year in which such right to purchase stock is outstanding at any time.

         Inktomi may make a pro rata allocation of the shares remaining available for option grant if the total number of shares that would otherwise be subject to options granted at the beginning of an offering period exceeds the number of remaining available shares in the Plan. Employees may withdraw from the Plan, and receive back their accumulated payroll deductions, at any time prior to a purchase date (April 30 and October 31). If any employee does not withdraw prior to the end of an offering period, he or she will continue to participate in the next offering period that begins following the end of that offering period.

PAYROLL DEDUCTIONS

         The purchase price of the shares to be acquired under the Plan is accumulated by payroll deductions over an offering period. The deductions may not be at a rate of more than 15% of a participant's compensation on each payday during the offering period. The administrator may change the maximum amount that a participant can contribute at any time before the beginning of an offering period. A participant may change his or her rate of contribution at anytime during the offering period. A participant may discontinue his or her participation in the Plan by withdrawing at any time. When a participant withdraws, he or she receives back the payroll deductions accumulated under the Plan, but does not receive interest on such amounts. Amounts contributed to the Plan are part of Inktomi's general funds and are not required to be segregated. Payroll deductions for a participant begin with the first full payroll following the date he or she joins the Plan. To the extent necessary to comply with Internal Revenue Code provisions and certain purchase limitations of the Plan, a participant's payroll deductions may be decreased to 0%.

TERMINATION OF EMPLOYMENT OR LOSS OF ELIGIBILITY

         Termination of a participant's employment for any reason, including retirement or death, or the failure of the participant to remain in the continuous employment of Inktomi for at least 20 hours per week during an offering period, causes the employee to become ineligible to participate in the Plan. In such event, payroll deductions credited to the participant's account will be returned to him or her or, in the case of death, to the person or persons entitled thereto as provided in the Plan, without interest.

CAPITAL CHANGES

         In the event any change is made in Inktomi's capitalization in the middle of an offering period, such as a stock split or stock dividend, that results in an increase or decrease in the number of shares of Common Stock outstanding without receipt of consideration by Inktomi, appropriate adjustment shall be made in the purchase price and in the number of shares subject to options under the Plan and to the number of shares authorized for issuance under the Plan.

         In the event of a merger of Inktomi with or into another corporation or a sale of substantially all of Inktomi's assets, each right to purchase stock under the Plan will be assumed or an equivalent right substituted by the successor corporation unless the successor corporation refuses to assume or substitute for outstanding options, in which case the offering period shall be shortened so that employees' rights to purchase stock under the Plan will be automatically exercised prior to the merger or sale of assets (unless the participant has withdrawn prior to that date). In the event of the proposed dissolution or liquidation of Inktomi, the offering period will terminate immediately prior to the consummation of such proposed action.

STOCK

         The maximum number of shares of Inktomi's Common Stock which shall be made available for sale under the Plan shall be 2,000,000 shares upon stockholder approval, plus an annual increase to be added on each anniversary date of the adoption of the Plan equal to the lesser of (i) the number of shares needed to restore the maximum aggregate number of shares available for purchase under the Plan to 2,000,000 shares approval or (ii) a lesser amount determined by the Board, subject to adjustment in the case of a change in capitalization of Inktomi as described above. If, on a given purchase date, the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, Inktomi shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

         The participant shall have no interest or voting right in shares covered by his option until such option has been exercised.

         Shares to be delivered to a participant under the Plan shall be registered in the name of the participant or in the name of the participant and his or her spouse.

AMENDMENT AND TERMINATION OF THE PLAN

         The Board of Directors may at any time amend or terminate the Plan, except that any such termination cannot affect rights to purchase stock previously granted nor may an amendment make any change in an outstanding right to purchase stock which adversely affects the rights of any participant, provided that, the Plan or an offering or purchase period may be terminated if the Board of Directors determines that termination is in the best interests of Inktomi and the stockholders or if continuation of the Plan and/or the offering period would cause Inktomi to incur adverse accounting charges.

         If not terminated earlier, the Plan will terminate in 2008.

TAX INFORMATION

         The Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Section 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the Plan are sold or otherwise disposed of. If a participant disposes of his or her shares of Common Stock within the later of two years from the offering date that applies to the shares (the beginning of the offering period or the day on which the employee joined the Plan) or within one year from the purchase date of the shares, a transaction referred to as a "disqualifying disposition," the participant will realize ordinary income in the year of such disposition equal to the amount by which the fair market value of the stock on the purchase date exceeded the purchase price. In such instances, the amount of such ordinary income will be added to the participant's basis in the shares, and any additional gain or resulting loss recognized on the disposition of the shares after such basis adjustment will be a capital gain or loss. A capital gain or loss will be long-term if the participant holds the shares of Common Stock for more than one year after the purchase date.

         If the participant disposes of his or her shares of Common Stock more than two years after the offering date of such option and more than one year after the purchase date of such option, the participant will realize ordinary income in the year of such disposition equal to the lesser of (i) the excess of the fair market value of the shares on the date of disposition over the purchase price or (ii) 15% of the fair market value of the shares on the offering date of such option. The amount of such ordinary income will be added to the participant's basis in the shares, and any additional gain recognized on the disposition of the shares after such basis adjustment will be long-term capital gain. If the fair market value of the shares on the date of disposition is less than the purchase price, there will be no ordinary income and any loss recognized will be a capital loss.

         Inktomi will be entitled to a deduction in the year of a disqualifying disposition equal to the amount of ordinary income recognized by the participant as a result of such disposition. In all other cases, no deduction is allowed the Company.

         The foregoing is only a summary of the effect of federal income taxation upon the participants and Inktomi with respect to participation in the Plan and does not purport to be complete. Furthermore, the foregoing does not discuss the income tax laws of any municipality, state or foreign country in which a participant may reside. Participants should consult their own tax advisors with respect to the tax consequences of participation in the Plan for their particular situations.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE AMENDMENT TO THE 1998 EMPLOYEE STOCK PURCHASE PLAN.

                                 PROPOSAL NO. 3:
               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

GENERAL

       The Board of Directors has selected the firm of PricewaterhouseCoopers LLP as Inktomi's independent auditors to audit the financial statements of Inktomi for the fiscal year ending September 30, 2002, and recommends that stockholders vote for ratification of this appointment. PricewaterhouseCoopers LLP has audited Inktomi's financial statements since inception in 1996. Representatives of PricewaterhouseCoopers LLP are expected to be present at the meeting and will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

       Stockholder ratification of the selection of PricewaterhouseCoopers LLP as Inktomi's independent auditors is not required by Inktomi's Bylaws or otherwise. However, the Board is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such change would be in the best interests of Inktomi and its stockholders.

VOTE REQUIRED

       The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and voting at the Annual Meeting will be required to ratify the selection of PricewaterhouseCoopers LLP.

RECOMMENDATION OF THE BOARD

       THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INKTOMI'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2002.

                                   MANAGEMENT

EXECUTIVE OFFICERS

       The following table sets forth certain information with respect to the executive officers of Inktomi as of January 2002:

NAME                              AGE    POSITION
----                              ---    --------
David C. Peterschmidt..........    54    Chairman of the Board, President and Chief Executive Officer
Dr. Eric A. Brewer.............    35    Chief Scientist
Timothy J. Burch...............    50    Vice President of Human Resources
Edward A. Hally................    51    Senior Vice President and General Manager of Network Products
Jerry M. Kennelly..............    51    Executive Vice President, Chief Financial Officer and Secretary
Robert Allen Shipp.............    45    Senior Vice President, Worldwide Field Operations
Timothy J. Stevens.............    35    Senior Vice President of Business Affairs, General Counsel and Assistant
                                            Secretary


       For biographical summaries of David C. Peterschmidt and Dr. Eric A. Brewer, see "Election of Directors."

       Timothy J. Burch joined Inktomi in December 1999 and was appointed Vice President of Human Resources in January 2000. From 1996 until joining Inktomi, he was Vice President of Human Resources at Raychem Corporation. From 1973 until 1996, Mr. Burch served in a number of human resources roles at General Electric Co., serving most recently as Manager of Human Resources, Asia. Mr. Burch holds a Bachelor of Arts degree in Sociology from Lafayette College.

       Edward A. Hally joined Inktomi as Senior Vice President and General Manager of Network Products in January 2001. From April 1996 until joining Inktomi, Mr. Hally worked at Motorola, Inc. where he held a number of management positions in their cellular infrastructure operations. Most recently he was Corporate Vice President and General Manager of Motorola's GSM Systems Division. From 1982 to 1996, Mr. Hally served in a number of sales, marketing and business development roles at Nortel Networks Corporation's European operations. Mr. Hally holds a Bachelor of Engineering degree in Electrical Engineering from University College Dublin.

       Jerry M. Kennelly joined Inktomi as Vice President of Finance and Chief Financial Officer in October 1996. He was appointed Senior Vice President, Chief Financial Officer and Secretary in December 1999 and was later appointed Executive Vice President, Chief Financial Officer and Secretary in April 2000. From June 1990 until joining Inktomi, Mr. Kennelly worked for Sybase, Inc. in a number of senior financial positions. Most recently, he served as Vice President of Corporate Finance. Mr. Kennelly holds a Bachelor of Arts degree in Political Economy from Williams College and a Masters degree in Accounting from the New York University Graduate School of Business Administration. He is also a Certified Public Accountant.

       Robert Allen Shipp joined Inktomi as its Senior Vice President of Worldwide Field Operations in September 2001. From 1999 to September 2001 Mr. Shipp held senior management roles at BEA Systems, Inc. including President of the E-Commerce Server Division and President of Worldwide Sales. From 1982 to 1999, Mr. Shipp worked at IBM in a variety of sales management positions including Vice President of West Region Software Sales. Mr. Shipp holds a Bachelor of Science degree in Electrical Engineering from the Rose-Hulman Institute.

       Timothy J. Stevens joined Inktomi as Vice President of Corporate and Legal Affairs, General Counsel and Assistant Secretary in July 1997. He was appointed Vice President Business Affairs, General Counsel and Assistant Secretary in October 2000 and Senior Vice President Business Affairs, General Counsel and Assistant Secretary in April 2001. Prior to joining Inktomi, Mr. Stevens was an attorney with Wilson Sonsini Goodrich & Rosati, where he served as primary outside counsel for more than thirty private and public companies, specifically in the areas of venture capital and corporate financing, public offerings, mergers and acquisitions, and securities and intellectual property law. Mr. Stevens holds Bachelor of Science degrees in Finance and Management from the University of Oregon and a Juris Doctor degree from the University of California, Davis.

SUMMARY COMPENSATION TABLE

       The following table sets forth the compensation earned for services rendered to Inktomi in all capacities for the fiscal years ended September 30, 2001, 2000, and 1999 by Inktomi's Chief Executive Officer and its four next most highly compensated executive officers who earned more than $100,000 during the fiscal year ended September 30, 2001 and two additional individuals for whom disclosure would have been otherwise provided but for the fact that the individuals were not serving as executive officers of Inktomi at the end of the last completed fiscal year (collectively, the "Named Executive Officers"). Certain grants below identified as grants made under the Stock Option Exchange Program replace cancelled grants from earlier periods. This table does not reflect the cancellation of the shares that were granted in earlier periods.


                                                                                                                     LONG-TERM
                                                                                                                    COMPENSATION
                                                                                                                       AWARDS
                                                                      --------------------------------------        -----------
                                                                                ANNUAL COMPENSATION                  SECURITIES
                                                                      --------------------------------------         UNDERLYING
NAME AND PRINCIPAL POSITION                                 YEAR       SALARY          BONUS          OTHER            OPTIONS
---------------------------                                 ----      ---------      ---------      ---------       -------------
David C. Peterschmidt ................................      2001      $ 400,000      $ 132,935                          500,000
   Chairman of the Board, President and                                                                               1,472,000(1)
   Chief Executive Officer                                  2000        325,000        394,070                        1,200,000
                                                            1999        250,000        258,963                          400,000

Jerry M. Kennelly ....................................      2001        300,000        113,305                          460,000
   Executive Vice President, Chief Financial Officer                                                                    400,000(1)
   and Secretary                                            2000        240,000        136,750                          250,000
                                                            1999        220,000         88,751                          150,000

Timothy J. Burch(2) ..................................      2001        240,000         44,167                          100,000
   Vice President, Human Resources                                                                                      250,000(1)
                                                            2000        164,487         53,822                          275,000
                                                            1999             --             --                               --

Timothy J. Stevens ...................................      2001        220,000         73,339                          220,000
   Senior Vice President of Business Affairs,                                                                           210,000(1)
   General Counsel, and Assistant Secretary                 2000        185,000         82,660                          150,000
                                                            1999        155,208         47,766                           60,000

Edward A. Hally(3) ...................................      2001        225,000         83,111        300,000(4)        640,000
   Senior Vice President and General Manager,               2000             --             --                               --
   Network Products                                         1999             --             --                               --

Kirk Bowman(5) .......................................      2001        224,539        411,366        233,800(6)        567,000(1)
   Former Senior Vice President and General Manager of      2000        216,461        168,435                          675,000
   World Wide Field Operations                              1999             --             --                               --

Richard B. Pierce(7) .................................      2001        234,582         68,944                          540,000(1)
   Former Executive Vice President                          2000        275,000        231,829                          400,000
                                                            1999        210,000        125,616                          200,000


--------------

  (1) These shares were issued as part of Inktomi's Stock Option Exchange Program and are in replacement of options that were previously cancelled. Inktomi's Stock Option Exchange Program is described in detail below under the heading "Stock Option Exchange Program."

  (2) Mr. Burch joined Inktomi in November 1999 and was elected an officer in January 2000.

  (3)  Mr. Hally joined Inktomi in January 2001.

  (4)  Mr. Hally received a sign-on bonus upon joining Inktomi.

  (5) Mr. Bowman joined Inktomi in November 1999 and was elected an officer in January 2000. His employment with Inktomi terminated in June 2001.

  (6) This amount reflects severance paid to Mr. Bowman in connection with his termination.

  (7) Mr. Pierce's employment with Inktomi terminated in June 2001 and he entered into a consulting relationship with Inktomi that terminates in June 2002.

OPTION GRANTS IN LAST FISCAL YEAR

       The following table sets forth certain information with respect to stock options granted to each of the Named Executive Officers during the fiscal year ended September 30, 2001. In accordance with the rules of the Securities and Exchange Commission, also shown below is the potential realizable value over the term of the option (the period from the grant date to the expiration date) based on assumed rates of stock appreciation of 5% and 10%, compounded annually. These amounts are based on certain assumed rates of appreciation and do not represent Inktomi's estimate of future stock price. Actual gains, if any, on stock option exercises will be dependent on the future performance of the Common Stock. Certain grants below identified as grants made under the Stock Option Exchange Program replace cancelled grants from earlier periods. This table does not reflect the cancellation of the shares that were granted in earlier periods.

                                                                                                     -----------------------------
                                                                                                         POTENTIAL REALIZABLE
                                       NUMBER OF                                                           VALUE AT ASSUMED
                                      SECURITIES           PERCENT OF                                    ANNUAL RATES OF STOCK
                                      UNDERLYING         TOTAL OPTIONS                                  PRICE APPRECIATION FOR
                                        OPTIONS            GRANTED TO                                         OPTION TERM(3)
                                      -----------         EMPLOYEES IN    EXERCISE     EXPIRATION     ----------------------------
NAME                                    GRANTED          FISCAL YEAR(1)   PRICE(2)        DATE            5%               10%
----                                  -----------        --------------   --------     ----------     -----------      -----------
David C. Peterschmidt ........          500,000(4)              2.0%      $   2.25       9/21/11      $ 4,604,842      $11,669,574
                                      1,472,000(5)              5.9           4.21       8/29/11
Jerry M. Kennelly ............          300,000(4)              1.2           2.25       9/21/11        1,396,364        4,019,786
                                        160,000(6)              0.6           4.21       9/21/11
                                        400,000(5)              1.6           4.21       8/29/11
Timothy J. Burch .............          100,000(4)              0.4           2.25       9/21/11          803,413        2,036,006
                                        250,000(5)              1.0           4.21       8/29/11
Edward A. Hally ..............          300,000(4)              1.2           2.25       9/21/11        2,821,976        7,151,441
                                         40,000(7)              0.2           7.18       5/14/11
                                        300,000(8)              1.2          11.75        1/8/11
Timothy J. Stevens ...........          100,000(4)              0.4           2.25       9/21/11          834,527        2,355,416
                                         80,000(6)              0.3           4.21       9/21/11
                                         40,000(7)              0.2           7.18       5/14/11
                                        210,000(5)              0.8           4.21       8/29/11
Kirk Bowman ..................          567,000(5)              2.3           4.21       8/29/11        1,501,215        3,804,375
Richard B. Pierce ............          540,000(5)              2.2           4.21       8/29/11        1,429,729        3,623,214

--------------

  (1) Based on an aggregate of 24,988,023 options granted by Inktomi during the fiscal year ended September 30, 2001 to employees, including the Named Executive Officers. 10,599,989 options were issued in replacement of options previously granted under Inktomi's Stock Option Plans which were cancelled pursuant to Inktomi's Stock Option Exchange Program. The Stock Option Exchange Program is described below under the heading "Stock Option Exchange Program".

  (2) The exercise price per share of each option was equal to the closing price of Inktomi's Common Stock on the date of grant by the Board of Directors.

  (3) The potential realizable value is calculated based on the term of the option at its time of grant (ten years). It is calculated assuming that the fair market value of the Common Stock on the date of grant appreciates at the indicated annual rate compounded annually for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated stock price.

  (4) Option was granted under Inktomi's 1998 Stock Plan. All shares under the option are immediately exercisable; however, as a condition of exercise, the optionee must enter into a stock restriction agreement giving Inktomi the right in the event of any termination of employment to repurchase all then unvested shares at cost. The shares vest over 50 months beginning September 2001.

  (5) Shares were granted in the replacement of options that were cancelled as a result of Inktomi's Stock Option Exchange Program. Options were granted under Inktomi's 1998 Stock Plan. All shares under the option are immediately exercisable; however, as a condition of exercise, the optionee must enter into a stock restriction agreement giving Inktomi the right in the event of any termination of employment to repurchase all then unvested shares at cost. The shares vest over 50 months, retaining the original vesting schedule.

  (6) Option was granted under Inktomi's 1998 Stock Option Plan. All shares under the option are immediately exercisable; however, as a condition of exercise, the optionee must enter into a stock restriction agreement giving Inktomi the right in the event of any termination of employment to repurchase all then unvested shares at cost. The shares vest over 50 months beginning September 1998.

  (7) Option was granted under Inktomi's 1998 Stock Plan. All shares under the option are immediately exercisable; however, as a condition of exercise, the optionee must enter into a stock restriction agreement giving Inktomi the right in the event of any termination of employment to repurchase all then unvested shares at cost. The shares cliff vest in full 12 months following grant in June 2001.

  (8) Option was granted under Inktomi's 1998 Stock Plan. All shares under the option are immediately exercisable; however, as a condition of exercise, the optionee must enter into a stock restriction agreement giving Inktomi the right in the event of any termination of employment to repurchase all then unvested shares at cost. The shares vest over 50 months beginning January 2001.

OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

       The following table sets forth information with respect to the Named Executive Officers concerning option exercises for the fiscal year ended September 30, 2001 and exercisable and unexercisable options held as of September 30, 2001.

                                                                       NUMBER OF SECURITIES                VALUE OF UNEXERCISED
                                                                      UNDERLYING UNEXERCISED                    IN-THE-MONEY
                                                                          OPTIONS/SARS AT                      OPTIONS/SARS AT
                                      SHARES                            SEPTEMBER 30, 2001                 SEPTEMBER 30, 2001(2)
                                     ACQUIRED         VALUE         ------------------------------     ----------------------------
NAME                               ON EXERCISE      REALIZED(1)     EXERCISABLE      UNEXERCISABLE     EXERCISABLE    UNEXERCISABLE
----                               -----------      -----------     -----------      -------------     -----------    -------------
David C. Peterschmidt ........              --              --       4,100,800(3)              --      $4,791,744              --
Jerry M. Kennelly ............              --              --       1,020,000(4)              --         147,000              --
Timothy J. Burch .............              --              --         350,000(5)              --          49,000              --
Edward A. Hally ..............              --              --         640,000(6)              --         147,000              --
Timothy J. Stevens ...........              --              --         510,000(7)              --          49,000              --
Kirk Bowman ..................              --              --         567,000(8)              --              --              --
Richard B. Pierce ............              --              --         740,000(9)              --              --              --

--------------

  (1) Based upon the market price of the purchased shares on the exercise date less the option exercise price paid for such shares.

  (2) Based on a value of $2.74 per share, the closing price of Inktomi's stock on the Nasdaq National Market on September 28, 2001, minus the per share exercise price, multiplied by the number of shares underlying the option.

  (3) Includes an option to purchase 3,934,136 shares of Common Stock of which 2,205,336 shares have been exercised, an option to purchase 400,000 shares of Common Stock, an option to purchase 272,000 shares of Common Stock, an option to purchase 1,200,000 shares of Common Stock, and an option to purchase 500,000 shares of Common Stock. All shares under the options are immediately exercisable; however, as a condition of exercise, the optionee must enter into a stock restriction agreement giving Inktomi the right in the event of any termination of employment to repurchase all then unvested shares at cost. For the first option of 3,934,136 shares, 4% of the shares were vested on August 1, 1996 and 4% of the shares vested monthly thereafter. For the option of 400,000 shares, 2% of the shares were vested on September 30, 2001, and an additional 2% of the shares become vested monthly thereafter. For the option of 272,000 shares, 2% of the shares were vested on August 1, 1999, and an additional 2% of the shares become vested monthly thereafter. For the option for 1,200,000 shares, 2% of the shares vested on August 1, 2000, and an additional 2% of the shares become vested monthly thereafter. For the option for 500,000 shares, 2% of the shares vested on October 1, 2001, and an additional 2% of the shares become vested monthly thereafter.

  (4) Includes an option to purchase 160,000 shares of Common Stock, a second option to purchase 150,000 shares of Common Stock, a third option to purchase 250,000 shares of Common Stock, a fourth option to purchase 160,000 shares and a fifth option to purchase 300,000 shares. All shares under the options are immediately exercisable; however, as a condition of exercise, the optionee must enter into a stock restriction agreement giving Inktomi the right in the event of any termination of employment to repurchase all then unvested shares at cost. For the first option, 2% of the shares vested on September 30, 2001, and an additional 2% of the shares become vested monthly thereafter. For the second option, 2% of the shares vested on August 1, 1999 and an additional 2% of the shares become vested monthly thereafter. For the third option, 2% of the shares vested on August 1, 2000 and an additional 2% of the shares become vested monthly thereafter. For the fourth option, 2% of the shares vested on October 1, 1998 and an additional 2% of the shares become vested monthly thereafter. For the fifth option, 2% of the shares vested on October 1, 2001 and an additional 2% of the shares become vested monthly thereafter.

  (5) Includes an option to purchase 175,000 shares of Common Stock, a second option for 75,000 shares of Common Stock and a third option to purchase 100,000 shares of Common Stock. All shares under the options are immediately exercisable; however, as a condition of exercise, the optionee must enter into a stock restriction agreement giving Inktomi the right in the event of any termination of employment to repurchase all then unvested shares at cost. For the first option, 25% of the shares vested on August 29, 2001, and an additional 2% of the remaining shares become vested monthly thereafter. For the second option, 2% of the shares vested on August 1, 2000 and an additional 2% of the shares become vested monthly thereafter. For the third option, 2% of the shares vested on October 1, 2001 and an additional 2% of the shares become vested monthly thereafter.

  (6) Includes two options to purchase 300,000 shares of Common Stock each and a third option to purchase 40,000 shares of Common Stock. All shares under the options are immediately exercisable; however, as a condition of exercise, the optionee must enter into a stock restriction agreement giving Inktomi the right in the event of any termination of employment to repurchase all then unvested shares at cost. For the first option of 300,000 shares, 12% of the shares vested on July 8, 2001 and an additional 2% of the shares become vested monthly thereafter. For the second option of 300,000 shares, 2% of the shares vested on October 1, 2001 and an additional 2% of the shares become vested monthly thereafter. For the third option of 40,000 shares, 100% of the shares become vested on June 1, 2002.

  (7) Includes an option to purchase 80,000 shares of Common Stock, a second option to purchase 40,000 shares of Common Stock, a third option to purchase 60,000 shares of Common Stock, a fourth option to purchase 150,000 shares of Common Stock, a fifth option to purchase 80,000 shares of Common Stock and a sixth option to purchase 100,000 shares of Common Stock. All shares under the options are immediately exercisable; however, as a condition of exercise, the optionee must enter into a stock restriction agreement giving Inktomi the right in the event of any termination of employment to repurchase all then unvested shares at cost. For the first option, 2% of the shares vested on September 30, 2001, and an additional 2% of the shares become vested monthly thereafter. For the second option, 100% of the shares become vested on June 1, 2002. For the third option, 2% of the shares vested on August 1, 1999 and an additional 2% of the shares become vested monthly thereafter. For the fourth option, 2% of the shares vested on August 1, 2000 and an additional 2% of the shares become vested monthly thereafter. For the fifth option, 2% of the shares vested on October 1, 1998 and an additional 2% of the shares become vested monthly thereafter. For the sixth option, 2% of the shares vested on October 1, 2001 and an additional 2% of the shares become vested monthly thereafter.

  (8) Includes an option to purchase 75,000 shares of Common Stock, and a second option to purchase 492,000 shares of Common Stock. All shares under the options are immediately exercisable; however, as a condition of exercise, the optionee must enter into a stock restriction agreement giving Inktomi the right in the event of any termination of employment to repurchase all then unvested shares at cost. For the first option, 2% of the shares vested on August 1, 2000, and an additional 2% of the shares become vested monthly thereafter. For the second option, 32% of the shares vested on August 29, 2001 and an additional 2% of the shares become vested monthly after December 31, 2001. Mr. Bowman terminated his consulting position with the Company on December 31, 2001.

  (9) Includes an option to purchase 200,000 shares of Common Stock, a second option to purchase 400,000 shares of Common Stock and a third option to purchase 140,000 shares of Common Stock. All shares under the options are immediately exercisable; however, as a condition of exercise, the optionee must enter into a stock restriction agreement giving Inktomi the right in the event of any termination of employment to repurchase all then unvested shares at cost. For the first option, 2% of the shares become vested on September 30, 2001, and an additional 2% of the shares become vested monthly thereafter. For the second option, 2% of the shares become vested on August 1, 2000 and an additional 2% of the shares become vested monthly thereafter. For the third option, 57% of the shares become vested on August 29, 2001 and an additional 2% of the shares become vested monthly after June 30, 2002.

STOCK OPTION EXCHANGE PROGRAM

         In February 2001, Inktomi's Board of Directors approved a Stock Option Exchange program. Under this program, all employees (including executive officers and outside directors) were given the opportunity to cancel one or more stock options previously granted to them in exchange for one or more new stock options to be granted at least six months and one day from the date the old options are cancelled, provided the individual is still employed or providing service on such date. The participation deadline for the program was February 28, 2001. The number of shares subject to the new options was equal to the number of shares subject to the old options, and the exercise price of the new options was the fair market value of Inktomi Common Stock on the date they were granted. The new options have the same vesting schedule as the old options and will be immediately exercisable as to vested shares when granted (however, new options granted to executive officers and outside directors will lose three months of vesting and be subject to a trading blackout of three months following the grant). Officers cancelled a total of 3,439,000 shares in the Stock Option Exchange Program with option prices ranging between $42.30 and $116.50, and non-employee Directors cancelled a total of 268,800 shares with option prices ranging between $27.44 and $116.50. Each of these cancelled options was replaced with a new stock option in August 2001 with an option price of $4.21 per share.


         The following table sets forth certain information with respect to the participation of the Named Executive Officers in Inktomi's Stock Option Exchange Program during the fiscal year ended September 30, 2001:

                    EXECUTIVE OFFICER STOCK OPTION EXCHANGES



                                         SECURITIES
                                         UNDERLYING                                                                  TERMINATION
                         DATE ORIGINAL   NUMBER OF    MARKET PRICE OF   EXERCISE PRICE  DATE EXCHANGE               DATE OF ORIGINAL
                         STOCK OPTIONS    OPTIONS     STOCK AT TIME OF    AT TIME OF    STOCK OPTIONS  NEW EXERCISE  OPTION AT DATE
          NAME           CANCELLED       EXCHANGED     CANCELLATION(1)   CANCELLATION   GRANTED        PRICE(2)      OF CANCELLATION
-----------------------  ------------   ------------  ----------------  --------------  ----------     ------------  ---------------

David C. Peterschmidt..   2/28/01        272,000        $11.31           $42.38        8/29/01         $4.21           6/15/09
                          2/28/01      1,200,000        $11.31          $116.75        8/29/01         $4.21           6/15/10

Jerry M. Kennelly......   2/28/01        150,000        $11.31           $42.38        8/29/01         $4.21           6/15/09
                          2/28/01        250,000        $11.31          $116.75        8/29/01         $4.21           6/15/10

Timothy J. Burch.......   2/28/01        175,000        $11.31           $59.50        8/29/01         $4.21           12/2/09
                          2/28/01         75,000        $11.31          $116.75        8/29/01         $4.21           6/15/10

Timothy J. Stevens.....   2/28/01         60,000        $11.31           $42.38        8/29/01         $4.21           6/15/09
                          2/28/01        150,000        $11.31          $116.75        8/29/01         $4.21           6/15/10

Kirk Bowman............   2/28/01        492,000        $11.31           $53.66        8/29/01         $4.21           11/5/09
                          2/28/01         75,000        $11.31          $116.75        8/29/01         $4.21           6/15/10

Richard B. Pierce......   2/28/01        140,000        $11.31           $42.38        8/29/01         $4.21           6/15/09
                          2/28/01        400,000        $11.31          $116.75        8/29/01         $4.21           6/15/10



(1) Market price of Common Stock at time of cancellation was the closing price of our Common Stock on the date of cancellation, February 28, 2001.

(2) New exercise price was determined by using the closing price of our Common Stock on the date the new stock options were granted under the Stock Option Exchange Program, August 29, 2001.


EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL PLANS AND AGREEMENTS

       Inktomi has an employment agreement with David C. Peterschmidt, its President and Chief Executive Officer. The agreement provides for an initial annual salary of $150,000. The agreement is for no specified length of term, and either party has the right to terminate the agreement at any time with or without cause. The agreement does not provide for any mandatory severance, although Inktomi has the right to continue to pay Mr. Peterschmidt his then current salary for up to 12 months following termination of employment, in which case Mr. Peterschmidt may not compete against Inktomi for such time period.

       Inktomi has an employment agreement with Edward A. Hally, Senior Vice President and General Manager of Network Products. The agreement is for no specified length of term, and either party has the right to terminate the agreement at any time with or without cause. The agreement provides that if Mr. Hally is terminated without cause then he shall be entitled to continue receiving pay at his then current monthly salary for a period of six months from the date of termination. The agreement also provides that should Mr. Hally be an employee in good standing on January 12, 2005 and if the "Gross Exercise Value" of all of his exercised and exercisable options does not exceed $1.5 million, then Inktomi shall pay Mr. Hally as a bonus the difference between $1.5 million and the Gross Exercise Value. Gross Exercise Value (i) for exercised stock options shall equal the spread between the exercise price of such stock options and the issuance price after deductions for taxes; and (ii) for exercisable stock options shall equal the spread between the price of Inktomi's common stock at the close of trading on January 12, 2005 and the issuance price after deductions for taxes.

       Under each of Inktomi's stock option plans, all shares under the options are immediately exercisable; however, as a condition of exercise, the optionee must enter into a stock restriction agreement giving Inktomi the right in the event of any termination of employment to repurchase all then unvested shares. Each of Inktomi's stock option plans also provide that each outstanding option will fully vest in the event an optionee is terminated from employment without cause within twelve months of a change of control of Inktomi.

       Each of the executive officers of Inktomi have entered into Management Retention and Change of Control Agreements that provide for full vesting of all outstanding options and restricted stock in the event such executive is constructively terminated within twelve months of a change of control of Inktomi.


            FEES BILLED FOR SERVICES RENDERED BY PRINCIPAL ACCOUNTANT

For the fiscal year ended September 30, 2001, PricewaterhouseCoopers LLP, our independent auditor and principal accountant, billed the approximate fees set forth below.

Audit Fees                                                            $  280,000
Financial Information Systems Design and Implementation Fees          $  275,000
All Other Fees                                                        $1,012,000

         The Audit Committee considered and determined that the accountant's provision of information technology services (financial information systems design and implementation) and other non-audit services is compatible with the accountant's independence. All Other Fees includes fees for audit work in connection with merger and acquisition activities and our shelf offering of Common Stock and fees for work related to tax issues.


                          COMPENSATION COMMITTEE REPORT

       The Compensation Committee of the Board of Directors currently consists of Frank C. Gill, Fredric W. Harman and Alan F. Shugart, all of whom are outside directors of Inktomi. The Compensation Committee reviews and recommends to the Board of Directors the compensation and benefits of all officers of Inktomi and establishes and reviews general policies relating to compensation and benefits of employees of Inktomi. The following is the report of the Compensation Committee describing compensation policies and rationale applicable to Inktomi's executive officers with respect to the compensation paid to such executive officers for the fiscal year ended September 30, 2001. The information contained in this report, as well as the information contained in the stock price performance graph which follows, shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the 1934 Securities Exchange Act, as amended, except to the extent that Inktomi specifically incorporates such information by reference in such filing.

COMPENSATION PHILOSOPHY AND REVIEW

       Inktomi's executive compensation program is designed to align the interests of executives with the interests of stockholders and to reward executives for achieving corporate and individual objectives. The executive compensation program is also designed to attract and retain the services of qualified executives in the highly competitive Internet and computer networking marketplaces. Executive compensation currently consists of a base salary, quarterly incentive plan, long-term equity incentives, and other compensation and benefit programs generally available to other employees.

       The Compensation Committee has considered the potential impact of Section 162(m) of the Internal Revenue Code on the compensation paid to Inktomi's executive officers. Section 162(m) disallows a tax deduction for any publicly-held corporation for individual compensation exceeding $1.0 million in any taxable year for any of the executive officers, unless compensation is performance-based. In general, it is the Compensation Committee's policy to qualify, to the maximum extent possible, its executives' compensation for deductibility under applicable tax laws.

BASE SALARIES

       Base salary levels for the Chief Executive Officer and other executive officers are intended to compensate executives competitively within the high-technology marketplace. Base salaries are determined on an individual basis by evaluating each executive's scope of responsibility, past performance, prior experience and data on prevailing compensation levels in relevant markets for executive talent. Regarding the latter measure, certain companies included in the peer group index of the stock performance graph are also included in surveys reviewed by the Compensation Committee in determining salary levels for the CEO and other executive officers of Inktomi. Base salaries for executives are reviewed annually by the Compensation Committee.

QUARTERLY INCENTIVE PLAN

       Inktomi provides quarterly incentive bonuses for its executive officers as well as other key management employees. The quarterly incentive plan is intended to provide a direct link between management compensation and the achievement of corporate, divisional and individual objectives. The level of bonus is based as a percentage of the base salary for the manager for the year. At the beginning of each quarter, Inktomi sets certain corporate objectives (including financial performance goals), each business unit sets certain divisional objectives and each individual manager sets his or her own personal objectives to support the achievement of the corporate and divisional objectives. At the end of the quarter, performance is assessed and the level of bonus payable, if any, is determined. Achievement of corporate and divisional objectives is given more weight than achievement of individual objectives for purposes of determining the quarterly bonus.

LONG-TERM EQUITY INCENTIVES

       Inktomi provides long-term equity incentives to its executive officers and to all other employees through the grant of stock options under its stock option plans. The purpose of granting stock options is to create a direct link between compensation and the long-term performance of Inktomi. Stock options are generally granted at an exercise price equal to 100% of the fair market on the date of grant, have a ten year term and generally vest in installments over 50 months. Because the receipt of value by an executive officer under a stock option is dependent upon an increase in the price of Inktomi's Common Stock, this portion of the executives' compensation is directly aligned with an increase in stockholder value. The primary stock options granted to executive officers are generally in conjunction with the executive officer's acceptance of employment with Inktomi. When determining the number of stock options to be awarded to an executive officer, the Compensation Committee considers the executive's position, skills and experience, the executive's role in defining and meeting Inktomi's long-term strategic performance goals, the needs of the company in light of business and economic conditions and comparisons to formal and informal surveys of executive stock option grants made by other enterprise software and computer networking companies. The Compensation Committee also reviews stock option levels for executive officers periodically in light of the current business environment, long-term strategic and performance objectives and each executive's current and anticipated contributions to Inktomi's future performance. Reflecting the challenging economic times, the desire to preserve continuity in management and the changing scope of Inktomi's business, the Compensation Committee recommended (and the full Board of Directors granted) stock option grants in September 2001 for the CEO of 500,000 shares and for the other Named Executive Officers of an aggregate of 1,115,000 shares. These options vest monthly over 50 months beginning as of September 1, 2001. Two additional grants were awarded to Mr. Kennelly and Mr. Stevens at above fair market value in September 2001. These shares vest monthly over 50 months beginning as of September 1, 1998.

OTHER COMPENSATION

       Inktomi's executive officers are also eligible to participate in compensation and benefit programs generally available to other employees, including Inktomi's Employee Stock Purchase Plan. In addition, from time to time, executive officers have received sign-on bonuses or other bonuses based on extraordinary effort.

CEO COMPENSATION

       David C. Peterschmidt is President, CEO and Chairman of the Board of Directors. The Compensation Committee reviews Mr. Peterschmidt's compensation annually using the same criteria and policies as are employed for other executive officers. Mr. Peterschmidt's compensation was initially determined in part by the terms of an employment agreement entered into upon his acceptance of employment with Inktomi in July 1996. See "Management--Employment Contracts, Termination of Employment and Change of Control Plans and Agreements" above. However, the Compensation Committee retains the discretion to increase Mr. Peterschmidt's compensation to levels above those provided in the employment agreement. Mr. Peterschmidt received his first increase in base salary from $150,000 during fiscal 1998 to $250,000 for fiscal 1999. His salary was increased to $325,000 for the 2000 fiscal year and was further increased to $400,000 for the 2001 fiscal year. The Compensation Committee set Mr. Peterschmidt's salary for the 2001 fiscal year in September of 2000, a period in which Inktomi was experiencing substantial growth and had not yet experienced the economic downturn that encompassed much of fiscal year 2001. The Compensation Committee at the time based its decision to increase Mr. Peterschmidt's base salary on a variety of factors, including his leadership skills, the increasing scope and responsibility of the CEO office and comparisons of CEO compensation levels for companies of similar size and maturity. Mr. Peterschmidt received bonuses under Inktomi's quarterly incentive plan equal to 42% of his base salary for fiscal 2001, or $169,587. This bonus was substantially less than received by Mr. Peterschmidt in each of the two previous fiscal years reflecting the financial downturn Inktomi encountered in the 2001 fiscal year and the correlation between bonuses under the quarterly incentive plan and the financial performance of Inktomi. In addition, he received stock option grants in fiscal 2001 as described above.

SUBMITTED BY THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS:

Frank C. Gill
Fredric W. Harman
Alan F. Shugart

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

       Messrs. Gill, Harman and Shugart served as members of the Compensation Committee of the Board of Directors of Inktomi during fiscal 2001. None of these individuals was an officer or employee of Inktomi or of any of its subsidiaries during fiscal 2001. Mr. Peterschmidt participates in the discussions and decisions regarding salaries and incentive compensation for all executive officers of Inktomi, except that Mr. Peterschmidt is excluded from discussions regarding his own salary and incentive compensation.


       In September 2001, the Board of Directors granted options to purchase 35,000 shares of Common Stock at $2.25 per share to each of Frank C. Gill, Fredric W. Harman and Alan F. Shugart in connection with their continued service as members of the Board of Directors. The shares under these options vest on a monthly basis over 50 months, subject to continued service as a member of the Board of Directors. In February 2001 Messrs. Gill, Harman and Shugart agreed to surrender and cancel a total of 268,800 shares in the Stock Option Exchange Program described above and in return, in August 2001, Mr. Gill received two option grants for a total of 218,600 shares at $4.21 per share, Mr. Harman received one option grant for 25,000 shares at $4.21 per share and Mr. Shugart received one option grant for 25,000 shares at $4.21 per share.


       In August 1999, Inktomi, certain venture capital funds affiliated with Oak Investment Partners and Mr. Peterschmidt made investments in Campus Pipeline, a privately held provider of online services that connects students, faculty, staff, administrators, prospective students and alumni with their campus community, academic resources and administrative services. Inktomi invested $100,000 and purchased 16,461 shares of Series A Preferred Stock, the Oak Investments venture capital funds invested $9.2 million and purchased 1,514,407 shares of Series A Preferred Stock, and Mr. Peterschmidt invested $3.9 million and purchased 638,438 shares of Series A Preferred Stock. Mr. Harman is a Managing Member of certain entities that are the General Partners of the Oak Investments venture capital funds. Mr. Peterschmidt and Mr. Harman each joined the Board of Directors of Campus Pipeline in connection with their investments. In September 1999, Inktomi and Campus Pipeline entered into a portal services agreement under which Inktomi provided Commerce Engine Services to Campus Pipeline for integration into its online campus platform. In March 2001, Inktomi sold its Commerce Engine to a third party and therefore Inktomi has no ongoing commercial relationship with Campus Pipeline. In fiscal year 2001 Inktomi received no revenue from Campus Pipeline.

       Dr. Eric A. Brewer is the founder and Chairman of The Federal Search Foundation, a private, non-profit organization formed to establish the search engine behind the first Federal Government web portal. During the last fiscal year, The Federal Search Foundation expanded their scope of web search services, and purchased web search products from Inktomi totaling $183,300 in fiscal year 2001.

       David C. Peterschmidt serves as a director of Portal Software, Inc. During the last fiscal year, Inktomi bought consulting services and software from Portal Software, Inc., in the amount of approximately $90,246.

                          BOARD AUDIT COMMITTEE REPORT

       The Audit Committee of the Board of Directors, currently consists of Frank C. Gill, Frederic W. Harman and Alan F. Shugart, all of whom are independent as that term is defined in Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. The Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and reports practices of Inktomi and such other duties as directed by the Board of Directors. The Audit Committee reviewed and discussed Inktomi's audited Consolidated Financial Statements for the fiscal year ended September 30, 2001 with Inktomi's management. The Audit Committee also discussed with PricewaterhouseCoopers LLP, Inktomi's independent accountants, the auditor's responsibilities, any significant issues arising during the audit, and other matters required to be discussed by SAS 61. The Audit Committee received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, and has discussed with the independent accountants the independent accountants' independence. Based on its review and the discussions noted above, the Audit Committee recommended to the Board of Directors that Inktomi's Consolidated Financial Statements for the fiscal year ended September 30, 2001 be included in Inktomi's Annual Report on Form 10-K for the fiscal year ended September 30, 2001 for filing with the Securities and Exchange Commission.

RESPECTFULLY SUBMITTED BY THE AUDIT COMMITTEE:
Frank C. Gill
Fredric W. Harman
Alan F. Shugart


                          CERTAIN RELATED TRANSACTIONS

       Certain other transactions are described under the caption "Compensation Committee Interlocks and Insider Participation."


       In April 2001, Inktomi provided Edward Hally, Senior Vice President and General Manager of Network Products, a relocation loan in the amount of $1.7 million dollars, in connection with his relocation to the San Francisco Bay Area. The loan, plus any accrued unpaid interest, will be due in April 2005. If employment ends before April 2005, accrued interest will be due annually starting December 31st of the year following the year in which the separation became effective. This note accrues interest at the rate of 4.94% per annum.

       In December 2001, Inktomi provided two loans to David Peterschmidt, Chief Executive Officer, President and Chairman of the Board, totaling $4.7 million, of which $2.7 million has been repaid. These loans are represented by full recourse promissory notes accruing interest at the rate of 6% per annum. The remaining balance, of $2.0 million plus any accrued unpaid interest, will become due in December 2003.

       Each of the executive officers of Inktomi have entered into Management Retention and Change of Control Agreements that provide for full vesting of all outstanding options and restricted stock in the event such executive is constructively terminated within twelve months of a change of control of Inktomi.

       All future transactions, including any loans from Inktomi to its officers, directors, principal stockholders or affiliates, will be approved by a majority of the Board of Directors, including a majority of the independent and disinterested members of the Board of Directors or, if required by law, a majority of disinterested stockholders, and will be on terms no less favorable to Inktomi than could be obtained from unaffiliated third parties.

                             STOCK PRICE PERFORMANCE

       The following graph shows a comparison of cumulative total stockholder returns for Inktomi's Common Stock, the Nasdaq Stock Market Index for U.S. Companies, the JP Morgan Hambrecht & Quist Internet 100 Index and the JP Morgan Hambrecht & Quist Technology Index. The graph assumes the investment of $100 on June 10, 1998, the date of Inktomi's initial public offering. The data regarding Inktomi assumes an investment at the initial public offering price of $4.50 per share of Inktomi's Common Stock (adjusted for all stock splits subsequent to June 9, 1998). The performance shown is not necessarily indicative of future performance.

                 COMPARISON OF 3 YEAR CUMULATIVE TOTAL RETURN*
          AMONG INKTOMI CORPORATION, NASDAQ STOCK MARKET (U.S.) INDEX,
                     THE JP MORGAN H & Q INTERNET 100 INDEX
                    AND THE JP MORGAN H & Q TECHNOLOGY INDEX

                              [PERFORMANCE GRAPH]



                                                              Cumulative Total Return
                                          ---------------------------------------------------------------
                                          6/10/98         9/98          9/99         9/00           9/01
                                          -------        ------        ------       -------        ------
INKTOMI CORP ......................        100.00        209.03        666.84       1266.67         30.44
NASDAQ STOCK MARKET (U.S.) ........        100.00         96.88        158.28        210.15         85.89
JP MORGAN H & Q INTERNET 100 ......        100.00         98.83        305.75        441.18        103.01
JP MORGAN H & Q TECHNOLOGY ........        100.00         93.77        180.61        294.06         97.57

*$100 INVESTED ON 6/10/98 IN STOCK OR INDEX-
INCLUDING REINVESTMENT OF DIVIDENDS.
FISCAL YEAR ENDING SEPTEMBER 30.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       Section 16(a) of the Securities Exchange Act of 1934 requires Inktomi's executive officers and directors, and persons who own more than 10% of a registered class of Inktomi's equity securities, to file certain reports regarding ownership of, and transactions in, Inktomi's securities with the Securities and Exchange Commission. Such executive officers, directors and 10% stockholders are also required by Securities and Exchange Commission rules to furnish Inktomi with copies of all Section 16(a) forms that they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, Inktomi believes that for the fiscal year ended September 30, 2001, all reporting persons complied with
Section 16(a) filing requirements except for the following: (i) Mr. Hally failed to file a form 3 report on a timely basis and (ii) Mr. Brewer failed to file a form 4 report covering one transaction on a timely basis.


                  DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS


       Proposals of stockholders of Inktomi which are intended to be presented by such stockholders at Inktomi's 2003 Annual Meeting of Stockholders must be received by Inktomi no later than October 10, 2002 to be included in the proxy statement and form of proxy relating to that meeting. Please send any such proposals to Inktomi Corporation, 4100 East Third Avenue, Foster City, California 94404, Attn: Investor Relations, with a copy to the attention of Inktomi's General Counsel.



                                    FORM 10-K

       Inktomi will mail without charge, upon written request, a copy of Inktomi's Annual Report on Form 10-K for the fiscal year ended September 30, 2001, including the financial statements, schedules, and a list of exhibits. Requests should be sent to Inktomi Corporation, 4100 East Third Avenue, Foster City, California 94404, Attn: Investor Relations.


                                  OTHER MATTERS

       The Board of Directors knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, then the persons named in the enclosed form of proxy will vote the shares they represent in such manner as the Board may recommend.


                                      BY ORDER OF THE BOARD OF DIRECTORS


                                      /s/ TIM STEVENS
                                      ------------------------------------------
                                      Tim Stevens
                                      Senior Vice President of Business Affairs,
                                      General Counsel and Assistant Secretary


Foster City, California

February 5, 2002

                                    EXHIBIT A

                               INKTOMI CORPORATION

                        1998 EMPLOYEE STOCK PURCHASE PLAN
                           (UPDATED DECEMBER 30, 1999)
                                   AS AMENDED

         1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

         2. Definitions.

                  (a) "Board" shall mean the Board of Directors of the Company.

                  (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (c) "Common Stock" shall mean the Common Stock of the Company.

                  (d) "Company" shall mean Inktomi Corporation and any Designated Subsidiary of the Company.

                  (e) "Compensation" shall mean all gross earnings, bonuses and commissions.

                  (f) "Designated Subsidiary" shall mean any Subsidiary which has been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

                  (g) "Employee" shall mean any individual who is an Employee of the Company for tax purposes whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

                  (h) "Enrollment Date" shall mean the first day of each Offering Period.

                  (i) "Exercise Date" shall mean the last day of each Purchase Period.

                  (j) "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

                           (1) If the Common Stock is listed on any established
stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day on the date of such determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable, or;

                           (2) If the Common Stock is regularly quoted by a
recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the

Common Stock on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

                           (3) In the absence of an established market for the
Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board, or;

                           (4) For purposes of the Enrollment Date of the first
Offering Period under the Plan, the Fair Market Value shall be the initial price to the public as set forth in the final prospectus included within the registration statement on Form S-1 filed with the Securities and Exchange Commission for the initial public offering of the Company's Common Stock (the "Registration Statement").

                  (k) "Offering Periods" shall mean the periods of approximately twenty-four (24) months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after May 1 and November 1 of each year and terminating on the last Trading Day in the periods ending twenty-four months later; provided, however, that the first Offering Period under the Plan shall commence with the first Trading Day on or after the date on which the Securities and Exchange Commission declares the Company's Registration Statement effective and ending on the last Trading Day on or before April 30, 2000. The duration and timing of Offering Periods may be changed pursuant to
Section 4 of this Plan.

                  (l) "Plan" shall mean this Employee Stock Purchase Plan.

                  (m) "Purchase Price" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower; provided however, that, in the event (i) the Company's shareholders approve an increase in the number of shares available for issuance under the Plan, (ii) all or a portion of such additional shares are to be issued with respect to one or more Offering Periods that are underway at the time of such shareholder approval ("New Shares"), and (iii) the Fair Market Value of a share of Common Stock on the date of such approval (the "Authorization Date FMV") is higher than the Fair Market Value on the Enrollment Date for any such Offering Period, the Purchase Price with respect to New Shares shall be 85% of the Authorization Date FMV or the Fair Market Value of a share of Common Stock on the Exercise Date, whichever is lower.

                  (n) "Purchase Period" shall mean the approximately six month period commencing after one Exercise Date and ending with the next Exercise Date, except that the first Purchase Period of any Offering Period shall commence on the Enrollment Date and end with the next Exercise date.

                  (o) "Reserves" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

                  (p) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

                  (q) "Trading Day" shall mean a day on which national stock exchanges and the Nasdaq System are open for trading.

         3. Eligibility.

                  (a) Any Employee who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

                  (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries accrues at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

         4. Offering Periods. The Plan shall be implemented by consecutive, overlapping Offering Periods with a new Offering Period commencing on the first Trading Day on or after May 1 and November 1 each year, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with Section 20 hereof; provided, however, that the first Offering Period under the Plan shall commence with the first Trading Day on or after the date on which the Securities and Exchange Commission declares the Company's Registration Statement effective and ending on the last Trading Day on or before April 30, 2000. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

         5. Participation.

                  (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit B to this Plan and filing it with the Company's payroll office prior to the applicable Enrollment Date.

                  (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

         6. Payroll Deductions.

                  (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions ("Payroll Deductions") made on each pay day during the Offering Period in an amount not exceeding fifteen percent (15%) of the Compensation which he or she receives on each pay day during the Offering Period. For purposes of the first Offering Period only, the maximum payroll deductions a participant may elect shall not exceed twenty percent (20%) of Compensation. In the event the participant elects to deduct greater than fifteen percent (15%) of Compensation in the first Offering Period, then for all other Offering Periods and Purchase Periods, the maximum payroll deductions a participant may elect shall automatically be reduced to fifteen percent (15%) of his or her Compensation.

                  (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and shall be withheld in whole percentages only. A participant may not make any additional payments into such account.

                  (c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Board may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

                  (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's payroll deductions may be decreased to zero percent (0%) at any time during a Purchase Period. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

                  (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

         7. Grant of Option. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Purchase Period more than 25,000 shares of the Company's Common Stock (subject to any adjustment pursuant to Section 19) on the Enrollment Date, and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 13 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof. The option shall expire on the last day of the Offering Period.

         8. Exercise of Option. Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Purchase Period or Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

         9. Delivery. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option.

         10. Withdrawal.

                  (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit C to this Plan. All of the participant's payroll deductions credited to his or her account shall be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

                  (b) A participant's withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

         11. Termination of Employment.

                  Upon a participant's ceasing to be an Employee, for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option shall be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15 hereof, and such participant's option shall be automatically terminated. The preceding sentence notwithstanding, a participant who receives payment in lieu of notice of termination of employment shall be treated as continuing to be an Employee for the participant's customary number of hours per week of employment during the period in which the participant is subject to such payment in lieu of notice.

         12. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

         13. Stock.

                  (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 2,000,000 shares, plus an annual increase to be added on each anniversary date of the adoption of the Plan equal to the lesser of (i) the number of shares needed to restore the maximum aggregate number of shares available for purchase under the Plan to 2,000,000 shares or (ii) a lesser amount determined by the Board, subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof. If, on a given Exercise Date, the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

                  (b) The participant shall have no interest or voting right in shares covered by his option until such option has been exercised.

                  (c) Shares to be delivered to a participant under the Plan shall be registered in the name of the participant or in the name of the participant and his or her spouse.

         14. Administration. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

         15. Designation of Beneficiary.

                  (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

                  (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

         16. Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

         17. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

         18. Reports. Individual accounts shall be maintained for each participant in the Plan. Statements of account shall be given to participating Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

         19. Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale.

                  (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the Reserves, the maximum number of shares each participant may purchase each Purchase Period (pursuant to Section 7), as well as the price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

                  (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date"), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Board. The New Exercise Date shall be before the date of the Company's proposed dissolution or liquidation. The Board shall notify each participant in writing, at least ten
(10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

                  (c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, any

Purchase Periods then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date") and any Offering Periods then in progress shall end on the New Exercise Date. The New Exercise Date shall be before the date of the Company's proposed sale or merger. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

         20. Amendment or Termination.

                  (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 19 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date. Except as provided in Section 19 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

                  (b) Without shareholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

         21. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

         22. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

         23. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 20 hereof.

         24. Automatic Transfer to Low Price Offering Period. To the extent permitted by any applicable laws, regulations, or stock exchange rules, if the Fair Market Value of the Common Stock on any Exercise Date in an Offering Period is lower than the Fair Market Value of the Common Stock on the Enrollment Date of such Offering

Period, then all participants in such Offering Period shall be automatically withdrawn from such Offering Period immediately after the exercise of their option on such Exercise Date and automatically re-enrolled in the immediately following Offering Period as of the first day thereof.

                                    EXHIBIT B

                               INKTOMI CORPORATION
                        1998 EMPLOYEE STOCK PURCHASE PLAN
                             SUBSCRIPTION AGREEMENT


_____ Original Application                        Enrollment Date: _____________
_____ Change in Payroll Deduction Rate
_____ Change of Beneficiary(ies)


1.       ___________________________________ hereby elects to participate in the
         Inktomi Corporation 1998 Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and subscribes to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

2. I hereby authorize payroll deductions from each paycheck in the amount of ____% of my Compensation on each payday (up to 15%) during the Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

4. I have received a copy of the complete Employee Stock Purchase Plan. I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that my ability to exercise the option under this Subscription Agreement is subject to shareholder approval of the Employee Stock Purchase Plan.

5. Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and Spouse only):
         _______________________________________________________________________
         _________________________________________________.

6. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares) or one year after the Exercise Date, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares. I hereby agree to notify the Company in writing within 30 days after the date of any disposition of my shares and I will make adequate provision for Federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year and 1-year holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

7. I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan (please print first, middle and last name of beneficiary(ies), address of beneficiary(ies) and relationship to you):__________________________________________________________________
         _______________________________________________________________________
         _______________________________________________________________________


I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.


Dated:
      -------------------
                                        ----------------------------------------
                                        Signature of Employee


                                        ----------------------------------------
                                        Spouse's Signature (If beneficiary other than spouse)


                                        ----------------------------------------
                                        Employee's Social Security Number


                                        ----------------------------------------
                                        Employee's Address


                                        ----------------------------------------

                                    EXHIBIT C


                               INKTOMI CORPORATION
                        1998 EMPLOYEE STOCK PURCHASE PLAN
                              NOTICE OF WITHDRAWAL



         The undersigned participant in the Offering Period of the Inktomi Corporation 1998 Employee Stock Purchase Plan which began on ___________________________________, 19____ (the "Enrollment Date") hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.


                                        Name and Address of Participant:


                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------


                                        Signature:


                                        ----------------------------------------


                                        Date:
                                             -----------------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


                               INKTOMI CORPORATION


                       2002 ANNUAL MEETING OF STOCKHOLDERS
                                 MARCH 20, 2002




      The undersigned stockholder(s) of Inktomi Corporation, a Delaware corporation, hereby acknowledge(s) receipt of the Notice of 2002 Annual Meeting of Stockholders and Proxy Statement, each dated February 5, 2002, and hereby appoints David C. Peterschmidt and Jerry M. Kennelly, and each of them, proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2002 Annual Meeting of Stockholders of Inktomi Corporation to be held March 20, 2002, at 9:00 a.m., Pacific Standard Time, at the San Mateo Marriott Hotel, 1770 South Amphlett Boulevard, San Mateo, California, 94402, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side:




             (continued, and to be signed and dated on reverse side)

                     THERE ARE THREE WAYS TO VOTE YOUR PROXY


                                  VOTE BY PHONE
                                 1-800-240-6326

Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week. Have your proxy card in hand when you call. You will be prompted to enter your 3-digit company number and a 7-digit control number, which are located above, and then follow the simple instructions.


                           http://www.eproxy.com/inkt/

Use the Internet to vote your proxy 24 hours a day, 7 days a week. Have your proxy card in hand when you access the web site. You will be prompted to enter your 3-digit company number and a 7-digit control number, which are located above, to create an electronic ballot.


                                  VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided.


Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned this proxy card.


              THE DIRECTORS RECOMMEND A VOTE "FOR" ITEMS 1, 2 AND 3

1.  Election of directors

    [ ]  FOR all nominees listed below
         (except as written below)

    [ ]  WITHHOLD AUTHORITY
         to vote for all nominees
         listed below

    (Instructions: To withhold authority to vote for any individual nominee, write the number(s) in the box provided to the right)


    01  David C. Peterschmidt     02  Dr. Eric A. Brewer      03  Frank Gill
    04  Greg Myers                05  Alan F. Shugart


2. Proposal to amend Inktomi's 1998 Employee Stock Purchase Plan to increase the number of shares available for annual issuance by an aggregate of 800,000 shares to 2,000,000 shares

    [ ]  FOR     [ ]  AGAINST    [ ]  ABSTAIN

3. Proposal to ratify the appointment of PricewaterhouseCoopers LLP as Inktomi's independent auditors for fiscal 2002

    [ ]  FOR     [ ]  AGAINST    [ ]  ABSTAIN

and in their direction, upon such other matters which may properly come before the meeting or any adjournment or adjournments thereof.

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEMS 1 2 AND 3. If any other matters properly come before the meeting, the persons named in this proxy will vote, in their discretion, provided, that they will not vote in the election of directors for persons for whom authority to vote has been withheld.

                                        Dated

                                        Signature(s) of Stockholder(s) in Box

                                        PLEASE SIGN exactly as your name appears at left. Joint owners should each sign. Executors, administrators, trustees, etc., should so indicate when signing. If signer is a corporation, please sign full name by duly authorized officer.

                                        Address change?  Mark box  [  ]
                                        Indicate change at left